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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

                                  June 23, 1999
                Date of report (Date of earliest event reported)

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                         Commission File Number: 0-22271

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                                CFI MORTGAGE INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                            (State or jurisdiction of
                         Incorporation or organization)

                          SUITE 309, 631 U.S. HIGHWAY 1
                            WEST PALM BEACH, FL 33408
                     (Address of principal executive office)

                      (IRS Employer Identification Number)
                                   65-0127741

                        Telephone Number: (561) 842-0678
              (Registrant's telephone number, including area code)

         (Former name, former address and former fiscal year, If changed since last report)

    Indicate by check mark whether the registrant has (1) filed all reports Required to be filed by Section 13 or 15(d) of the Securities Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was Required to file such reports), and (2) has been subject to filing requirements Within the past 90 days.

                               Yes       No X
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ITEM 4.  Change in certifying accounts.

The registrant has engaged Weinick Sanders Leventhal & Co., LLP, certified public accountants with offices in New York, New York, as its independent auditor to certify the Registrants financial statements at and for the end of the year ended Dec. 31, 1998. Neither the Registrants nor anyone on its behalf at any time has consulted the newly engaged accountant regarding the application of accounting principles to a specified transaction, either completed or proposed. The company has received approval of the engagement as required, by the bankruptcy court. The Registrant previously reported the resignation of the accountant who certified its financial statements at and for the end of the year ended Dec. 31, 1997.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

Date: August 10, 1999
/s/ STEPHEN E. WILLIAMS
STEPHEN E. WILLIAMS (CEO AND PRINCIPAL EXECUTIVE OFFICER)